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                                                                  Exhibit 1.1
                                          Form of Note Underwriting Agreement



                           FASCO AUTO TRUST 199_-_

                    ______% ASSET BACKED NOTES, CLASS A-1

                    ______% ASSET BACKED NOTES, CLASS A-2

                       FINANCIAL ASSET SECURITIES CORP.

                         NOTE UNDERWRITING AGREEMENT
                         ---------------------------

                                                              ________, 199__


(Name of Underwriter),
   as Representative of the Several Underwriters

(Address)



Ladies and Gentlemen:


     1.   Introductory.  Financial Asset Securities Corp., a
          ------------
________ corporation ("____" or the "Depositor"), proposes to cause FASCO Auto Trust 199_-_ (the "Trust") to issue and sell $_______________ principal amount of its ____% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), and $_____________ principal amount of its ____% Asset Backed Notes, Class A-2 (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Notes"), to the several Class A-1 Note Underwriters and Class A-2 Note Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"). The assets of the Trust will include, among other things, a pool of motor vehicle retail installment sale contracts or motor vehicle installment loans secured by new and used automobiles, vans and light duty trucks (the "Receivables"). The Receivables will be sold to the Trust by the Depositor. The Receivables will be serviced for the Trust by (the Depositor) (in such capacity, the "Servicer"). The Notes will be issued pursuant to an Indenture to be dated as of ______________, 199_ (as amended and supplemented from time to time, the "Indenture"), between the Trust and ____________, as indenture trustee (the "Indenture Trustee").

     Simultaneously with the issuance and sale of the Notes as contemplated herein, the Trust will issue $_______________ of its _______% Asset Backed Certificates (the "Certificates"), each representing a fractional undivided ownership interest in the Trust, which will be sold pursuant to an underwriting agreement dated the date hereof (the "Certificate Underwriting Agreement")
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between the Depositor and the underwriters named in Schedule I
thereto.   The Notes and the Certificates are sometimes referred to
collectively herein as the "Offered Securities".

     The Depositor acknowledges that it will have furnished to the Underwriters, for distribution to potential investors in the Offered Securities prior to the date on which the Prospectus (as defined in Section 2(a) below) is made available to such potential investors, a term sheet in the form of Exhibit A hereto (the "Collateral Materials").

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement to be dated as of ______________, 199_ (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, (the Depositor), as Depositor, and ____________, as servicer, or, if not defined therein, in the Indenture or in the Amended and Restated Trust Agreement to be dated as of ______________, 199_ (as amended and supplemented from time to time, the "Trust Agreement"), among the Depositor, ______________________, a ___________ corporation (the "Company"), and ______________________, as owner trustee (the "Owner Trustee").


     2.   Representations and Warranties of the Depositor.  The
          -----------------------------------------------
Depositor represents and warrants to, and agrees with, each Underwriter that:

     (a) The Depositor meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the
"Commission") a registration statement (Registration No. 33-____________) on such Form, including a related preliminary basic prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Offered Securities. The Depositor may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. The Depositor will next file with the Commission (i) prior to the effectiveness of such registration statement, an amendment thereto (including the form of final basic prospectus and the form of final prospectus supplement relating to the Offered Securities) or (ii) after effectiveness of such registration statement, either (A) a final basic prospectus in accordance with Rules 430A and 424(b)(1) or (4) under the Act or (B) a final basic prospectus and a final prospectus supplement relating to the Offered Securities in accordance with Rules 415 and 424(b)(2) or (5). The Depositor has filed with the Commission in a report on Form 8-K the Collateral
Materials within two business days after they were first delivered to an Underwriter.

     In the case of clauses (ii)(A) and (B) above, the Depositor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Offered Securities and the offering
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thereof.  As filed, such amendment and form of final prospectus supplement, or such final prospectus supplement, shall include all Rule 430A Information, together with all other such required information, with respect to the Offered Securities and the offering thereof and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary basic prospectus and preliminary prospectus supplement, if any, that have previously been furnished to you) as the Depositor has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

     For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement". "Basic Prospectus" shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, including any Preliminary Prospectus Supplement. "Preliminary Prospectus Supplement" shall mean the preliminary prospectus supplement, if any, to the Basic Prospectus which describes the Offered Securities and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Offered Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus, as amended at the time of such filing, or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Offered Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Rule 430A Information" means information with respect to the Offered Securities and the offering of the Offered Securities permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic
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Prospectus, such Preliminary Prospectus Supplement or the
Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     (b) On the Effective Date and on the date of this Agreement, the Registration Statement did or will, and, when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Depositor by any Underwriter through you specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto). As of the Closing Date, the Depositor's representations and warranties in the Sale and Servicing Agreement and the Trust Agreement will be true and correct.

     (c) This Agreement has been duly authorized, executed and delivered by the Depositor.

     (d) The Depositor's assignment and delivery of the Receivables to the Trust will vest in the Trust all of the Depositor's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

     (e) The Trust's assignment of the Receivables to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior
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lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

     (f) None of the Depositor, the Company or anyone acting on behalf of the Depositor or the Company has taken any action that would require qualification of the Trust Agreement under the Trust Indenture Act or require registration of the Depositor, the Company or the Trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor will the Depositor or the Company act, nor has either of them authorized, nor will either of them authorize, any person to act in such a manner.

     3.   Purchase, Sale, and Delivery of the Offered Notes.  On
          -------------------------------------------------
the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell (i) to each Class A-1 Note Underwriter, and each Class A-1 Note Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of ____% of the principal amount thereof, the respective principal amount of the Class A-1 Notes set forth opposite the name of such Class A-1 Note Underwriter in Schedule I hereto and (ii) to each Class A-2 Note Underwriter, and each Class A-2 Note Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of ________% of the principal amount thereof, the respective principal amount of the Class A-2 Notes set forth opposite the name of such Class A-2 Note Underwriter in Schedule I hereto. Delivery of and payment for the Offered Notes shall be made at the office of (Brown & Wood, One World Trade Center, New York, New York 10048,) on ________ __, 199__ (the "Closing Date"). Delivery of the Offered Notes shall be made against payment of the purchase price in immediately available funds drawn to the order of the Depositor. The Notes to be so delivered will be represented initially by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Offered Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under limited circumstances.

     4.   Offering by Underwriters.  It is understood that, after
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the Registration Statement becomes effective, the Underwriters propose to offer the Offered Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     5.   Covenants of the Depositor.  The Depositor covenants and
          --------------------------
agrees with each of the Underwriters that:

     (a) The Depositor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the Offered Notes, the Depositor will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Depositor has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.
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Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Depositor will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing.

     (b) The Depositor will advise you promptly of any proposal to amend or supplement the Registration Statement as filed or the related Prospectus and will not effect such amendment or supplement without your consent, which consent will not unreasonably be withheld; the Depositor will also advise you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Depositor also will advise you promptly of the effectiveness of the Registration Statement (unless the Registration Statement has become effective prior to Execution
Time) and any amendment thereto, when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose, and the Depositor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Depositor promptly will notify you and will prepare and file, or cause to be prepared and filed, with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement that will correct such statement or omission or effect such compliance. Any such filing shall not operate as a waiver or limitation of any right of any Underwriter hereunder.

     (d) As soon as practicable, but not later than fourteen months after the Closing Date, the Depositor will cause the Trust to make generally available to holders of the Offered Notes an earnings statement of the Trust covering a period of at least twelve months beginning after the Closing Date that will satisfy the provisions of Section 11(a) of the Act.

     (e) The Depositor will furnish to the Underwriters copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus
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(including the Preliminary Prospectus Supplement, if any), the
Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters request.

     (f) The Depositor will arrange for the qualification of the Offered Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

     (g) For a period from the date of this Agreement until the retirement of the Offered Notes or until such time as the Underwriters shall cease to maintain a secondary market in the Offered Notes, whichever occurs first, the Depositor will deliver to you the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Owner Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Owner Trustee.

     (h) So long as any of the Offered Notes is outstanding, the Depositor will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of the Offered Notes or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and
(ii) from time to time, any other information concerning the Depositor filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

     (i) On or before the Closing Date, (the Depositor) shall cause its computer records relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables and, from and after the Closing Date, (the Depositor) shall not take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Sale and Servicing Agreement.

     (j) To the extent, if any, that the ratings provided with respect to the Offered Notes by the rating agency or agencies that initially rate the Offered Notes are conditional upon the furnishing of documents or the taking of any other actions by the Depositor, the Depositor shall furnish such documents and take any such other actions.

     (k) For the period beginning on the date of this Agreement and ending on the Closing Date, unless waived by the Underwriters, neither the Depositor nor any trust originated, directly or indirectly, by the Depositor will offer to sell or sell notes (other than the Notes) collateralized by, or certificates (other than the Certificates) evidencing an ownership interest in, receivables generated pursuant to retail automobile or light duty truck installment sale contracts in such a manner as would constitute a public offering to persons in the United States.

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     6.   Payment of Expenses.  The Depositor will pay all expenses
          -------------------
incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation of this Agreement, (iii) the preparation, issuance and delivery of the Offered Notes to the Underwriters, (iv) the fees and disbursements of the Depositor's counsel and accountants, (v) the qualification of the Offered Notes under securities laws in accordance with the provisions of
Section 6(f), including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey,
(vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, (vii) the printing and delivery to the Underwriters of copies of any blue sky or legal investment survey prepared in connection with the Offered Notes, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., and (x) the fees and expenses of Brown & Wood in its role as counsel to the Trust incurred as a result of providing the opinions required by
Section 7(g) and the second sentence of Section 7(h) hereof.

     7.   Conditions to the Obligations of the Underwriters.  The
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obligations of the Underwriters to purchase and pay for the Offered
Notes will be subject to the accuracy of the representations and warranties on the part of the Depositor herein, to the accuracy of the statements of officers of the Depositor made pursuant to the provisions hereof, to the performance by the Depositor of its obligations hereunder and to the following additional conditions precedent:

     (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date.

     (b) The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor or you, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

     (c) On or prior to the Closing Date, you shall have received a letter, dated as of the Closing Date, of _________________,
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certified public accountants, substantially in the form of the drafts to which you have previously agreed and otherwise in form and substance satisfactory to you and your counsel.

     (d) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have occurred (i) any change or any development involving a prospective change in or affecting particularly the business or properties of the Trust, the Depositor, or the Company which, in the judgment of the Underwriters, materially impairs the investment quality of the Offered Notes or makes it impractical or inadvisable to market the Offered Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iii) any suspension of trading of any securities of the Depositor on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Offered Notes.

     (e)  You shall have received an opinion of
___________________, _______________ and (General Counsel) of (the
Depositor) and the Company, addressed to you and the Indenture
Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) (the Depositor) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of ____________ with full power and authority (corporate and other) to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under this Agreement, the Certificate Underwriting Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Trust Agreement, and the Administration Agreement, and had at all times, and now has, the power, authority and legal right to acquire, own, sell and service the Receivables.

          (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of ___________ with full power and authority
(corporate and other) to own its properties and conduct its business as presently conducted by it and to enter into and perform its obligations under the Trust Agreement and the Purchase Agreement, and had at all times, and now has, the power, authority and legal right to acquire, own, sell and hold the excess cash flow from the Reserve Account.

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          (iii)     Each of (the Depositor) and the Company is duly
qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Depositor, the Owner Trustee or the Indenture Trustee.

          (iv) The direction by the Depositor to the Owner Trustee to authenticate the Certificates has been duly authorized by the Depositor and, when the Certificates have been duly executed, authenticated and delivered by the Owner Trustee in accordance with the Trust Agreement and delivered and paid for pursuant to the Certificate Underwriting Agreement, the Certificates will be duly issued and entitled to the benefits and security afforded by the Trust Agreement, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and
(y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (v)  The direction  by the  Depositor to  the Indenture Trustee to authenticate the Notes has been duly authorized by the Depositor and, when the Notes have been duly executed and delivered by the Owner Trustee and when authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be duly
issued and entitled to the benefits  and  security  afforded  by   the
Indenture, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (vi) The Purchase Agreement, the Trust Agreement, the
Sale and Servicing Agreement and the Administration Agreement have been duly authorized, executed and delivered by (the Depositor), and are legal, valid and binding obligations of (the Depositor) enforceable against (the Depositor) in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (vii) This Agreement and the Certificate Underwriting Agreement have been duly authorized, executed and delivered by (the Depositor).

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          (viii)    The Purchase Agreement and the Trust Agreement
have been duly authorized, executed and delivered by the Company and are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
(y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (ix) Neither the transfer of the Receivables from the Depositor to the Trust, nor the assignment of the Owner Trust Estate to the Trust, nor the grant of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery of the Certificate Underwriting Agreement, this Agreement, the Purchase Agreement, the Trust Agreement, the Administration Agreement, or the Sale and Servicing Agreement by (the Depositor), nor the execution and delivery of the Trust Agreement and the Purchase Agreement by the Company, nor the consummation of any transactions contemplated in the Certificate Underwriting Agreement, this Agreement, the Purchase Agreement, the Trust Agreement, the Indenture, the Administration Agreement or the Sale and Servicing Agreement (such agreements, excluding the Certificate Underwriting Agreement and this Agreement, being, collectively, the "Basic Documents"), nor the fulfillment of the terms thereof by (the Depositor), the Company or the Trust, as the case may be, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or bylaws of the Depositor or the Company, or of any indenture or other agreement or instrument to which (the Depositor) or the Company is a party or by which either of them is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to (the Depositor) or the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over either of them.

          (x) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of the Trust or any of the Basic Documents, (2) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents or the execution and delivery thereof, (3) that might materially and adversely affect the performance by (the Depositor) of its obligations under, or the validity or enforceability of, the Certificate Underwriting Agreement, this Agreement, the Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement, or the Administration Agreement, or (4) that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Purchase Agreement or the Trust Agreement.

          (xi) To the best knowledge of such counsel and except as set forth in the Prospectus (and any supplement thereto), no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Depositor or the Company is a party or by which either of them is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Depositor and its subsidiaries, taken as a whole.

          (xii) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of (x) the Company contained in the Purchase Agreement and the Trust Agreement are other than as stated therein or (y) (the Depositor) contained in this Agreement, the Certificate Underwriting Agreement, the Trust Agreement, the Purchase Agreement or the Sale and Servicing Agreement are other than as stated therein.

          (xiii) The Depositor is the sole owner of all right, title and interest in, and has good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Sale and Servicing Agreement, vests in the Trust all interests that are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances except as specifically permitted pursuant to the Sale and Servicing Agreement or any other Basic Document.

          (xiv) Immediately prior to the transfer of the Receivables to the Trust, the Depositor's interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing was perfected and constituted a perfected first priority interest therein.

          (xv) The Indenture constitutes a grant by the Trust to the Indenture Trustee of a valid security interest in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, which security interest will be perfected upon the filing of the UCC-1 financing statements with the Secretary of State of the State of ____________ and the State of ___________ and will constitute a first priority perfected security interest therein.
No filing or other action, other than the filing of the UCC-1 financing statements with the Secretary of State of the State of ____________ and the State of ___________ referred to above, is necessary to perfect and maintain the interest or the security interest of the

Indenture Trustee in the Receivables, the security interests in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing against third parties.

          (xvi) The Receivables are chattel paper as defined in the UCC.

          (xvii)    The Sale and Servicing Agreement, the Trust
Agreement, the Indenture, the Purchase Agreement and the Administration Agreement conform in all material respects with the descriptions thereof contained in the Prospectus (and any supplement thereto).

          (xviii)   The statements in the Prospectus under the
headings "Risk Factors -- Certain Legal Aspects -- Security
Interests in Financed Vehicles" and "-- Insolvency Considerations" and "Certain Legal Aspects of the Receivables", to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

          (xix) The statements contained in the Prospectus and any supplement thereto under the headings "Description of the Notes", "Description of the Certificates" and "Description of the Transfer and Servicing Agreements", insofar as such statements constitute a summary of the Notes, the Certificates, the Indenture, the Administration Agreement, the Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement, constitute a fair summary of such documents.

          (xx) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated in the Basic Documents, except such filings with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the grant of a security interest in the Collateral to the Indenture Trustee pursuant to the Indenture and such other approvals as have been obtained and filings as have been made.

          (xxi) Such counsel is familiar with the Depositor's standard operating procedures relating to the Depositor's acquisition of a perfected first priority security interest in the vehicles financed by the Depositor pursuant to retail automobile and light duty truck installment sale contracts in the ordinary course of the Depositor's business. Assuming that the Depositor's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that the Depositor has not followed or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), the Depositor has acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

          (xxii) All actions required to be taken and all filings required to be made under the Act and the Exchange Act prior to the sale of the Notes have been duly taken or made.

          (xxiii)   The Trust Agreement is not required to be
qualified under the Trust Indenture Act and the Trust is not required to be registered under the Investment Company Act.

          (xxiv) The Indenture has been duly qualified under the Trust Indenture Act.

          (xxv) The Depositor is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus (and any supplement thereto) and the Certificate Underwriting Agreement or of the Notes as contemplated in the Prospectus (and any supplement thereto) and this Agreement become, an "investment company" as defined in the Investment Company Act or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

          (xxvi) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein.

          (xxvii)   To the best of such counsel's knowledge and information,
there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

          (xxviii) The Registration Statement has become effective under the Act, any required filing of the Basic Prospectus, any preliminary Basic Prospectus, any Preliminary Prospectus Supplement and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations.

          (xxix)    Such counsel has examined the Registration
Statement and the Prospectus and nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or the Prospectus or any amendment or supplement thereto as of the respective dates thereof (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need not express any view) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

          (xxx) The Trust has been duly formed and is validly existing as a statutory business trust and is in good standing under the laws of the State of ___________, with full power and authority to execute, deliver and perform its obligations under the Sale and Servicing Agreement, the Indenture, the Administration Agreement, and the Notes and the Certificates.

          (xxxi) The Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized and, when duly executed and delivered by the Owner Trustee, will constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     (((f)     You shall have received an opinion of
___________________, _______________ and (General Counsel) of (the
Depositor) and the Company, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that the statements in the Basic Prospectus under the heading "Certain State Tax Consequences with respect to Trusts for which a Partnership Election Is Made" and in the Prospectus Supplement under the heading "Summary of Terms -- Tax Status" (to the extent relating to ____________ tax consequences) accurately describe the material
____________ tax consequences to holders of the Securities.))

     (g) You shall have received an opinion addressed to you of Brown & Wood, in its capacity as federal tax counsel to the Trust, to the effect that the statements in the Basic Prospectus under the heading "Certain Federal Income Tax Consequences" and in the Prospectus Supplement under the headings "Summary of Terms -- Tax Status" (to the extent relating to federal income tax consequences) and "Certain Federal Tax Consequences" accurately describe the material federal income tax consequences to holders of the Securities.

     (h) You shall have received an opinion addressed to you of Brown & Wood, in its capacity as special counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Certificates and the Notes and such other related matters as you shall require, and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Brown & Wood, in its capacity as special ERISA counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Receivables and to the effect that the statements in the Basic Prospectus and in the Prospectus Supplement under the heading "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Securities under ERISA.

     (i) You shall have received an opinion addressed to you and (the Depositor) of ____________, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) The Indenture Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of
____________.

          (ii) The Indenture Trustee has the full corporate trust power to accept the office of indenture trustee under the Indenture and to enter into and perform its obligations under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

          (iii) The execution and delivery of the Indenture and the Administration Agreement and the acceptance of the Sale and Servicing Agreement and the performance by the Indenture Trustee of its obligations' under the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Indenture Trustee and each has been duly executed and delivered by the Indenture Trustee.

          (iv) The Indenture, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their terms under the laws of the State of ____________ and the federal law of the United States.

          (v) The execution and delivery by the Indenture Trustee of the Indenture and the Administration Agreement and the acceptance of the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any ____________ or United States federal governmental authority, other than the qualification of the Indenture Trustee under the Trust Indenture Act.

          (vi) Each of the Notes has been duly authenticated by the Indenture Trustee.

          (vii) Neither the consummation by the Indenture Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Indenture Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Indenture Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Indenture Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Indenture Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or any of its subsidiaries.

          (viii) To the knowledge of such counsel there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as trustee under the Indenture or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture, the Sale and Servicing Agreement or the Administration Agreement.

          (ix) The execution, delivery and performance by the Indenture Trustee of the Sale and Servicing Agreement, the
Indenture and the Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Indenture Trustee that is unrelated to the transactions contemplated in such Agreements.

     (j) You shall have received an opinion addressed to you and (the Depositor) of ______________________, counsel to the Owner
Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) The Owner Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of ___________.

          (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

          (iii)     The execution and delivery of the Trust
Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Certificates and the Notes and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

          (iv) The Trust Agreement, the Sale and Servicing
Agreement, the Indenture and the Administration Agreement constitute valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms under the laws of the State of ______________________, the State of ___________ and the federal law of the United States.

          (v) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement and the Administration Agreement do not require any consent, approval or authorization of, or any registration or filing with, any ___________ or United States federal governmental authority.

          (vi) Each of the Certificates has been duly executed and delivered by the Owner Trustee as owner trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

          (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing
Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or other organizational documents of the Owner Trustee or the terms of any indenture or other agreement or instrument known to such counsel to which the Owner Trustee or any of its subsidiaries is a party or is bound, or any judgment, order or decree known to such counsel to be applicable to the Owner
Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Owner Trustee or any of its subsidiaries.

          (viii) To the knowledge of such counsel there is no action, suit or proceeding pending or threatened against the Owner Trustee (as owner trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that, if adversely decided, would materially adversely affect the ability of the Owner Trustee to perform its obligations under the Trust Agreement.

          (ix) The execution, delivery and performance by the Owner Trustee (as trustee under the Trust Agreement or in its individual capacity, as the case may be) of the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the

Administration Agreement will not subject any of the property or assets of the Trust or any portion thereof to any lien created by or arising under the Owner Trustee that is unrelated to the transactions contemplated in such Agreements.

     (k)  You shall have received a certificate dated the Closing
Date of any of the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of the Depositor and the Company, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of (the Depositor) or the Company, as the case may be, contained in the Trust Agreement, the Purchase Agreement and the Sale and Servicing Agreement, as applicable, are true and correct; that (the Depositor) or the Company, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date; that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and (ii) since September 30, 1994, except as may be disclosed in the Prospectus (and any supplement thereto) or, no material adverse change or any development involving a prospective material adverse change in or affecting particularly the business or properties of the Trust, (the Depositor), or the Company has occurred.

     (l) You shall have received evidence satisfactory to you that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of ____________ and ___________ reflecting the transfer of the interest of the Depositor in the Receivables and the proceeds thereof to the Trust and the grant of the security interest by the Trust in the Receivables and the proceeds thereof to the Indenture Trustee.

     (m) The Offered Notes shall have been rated ________ by ___________ and ________ by ____________.

     (n) The issuance of the Notes and the Certificates shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Depositor or any of its affiliates.

     (o) On the Closing Date, $__________________ aggregate principal amount of the Certificates shall have been issued and sold.

     The Depositor will provide or cause to be provided to you such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

     8.   Indemnification and Contribution.  (a)  The Depositor
          --------------------------------
will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or the Exchange
Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the preliminary Basic Prospectus, the Collateral Materials, the
Preliminary Prospectus Supplement (if any), the Basic Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through you specifically for use therein.

     For all purposes contemplated hereby, the Depositor and the Underwriters each acknowledge that the Collateral Materials were prepared by the Depositor.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Depositor against any losses, claims, damages or liabilities to which the Depositor may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the preliminary Basic Prospectus, Preliminary Prospectus Supplement (if any), the Basic Prospectus or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Depositor by such Underwriter through you specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter (except as may be provided in the agreement among Underwriters relating to the offering of the Offered Notes) shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Offered Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Depositor under this Section shall be in addition to any liability the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor, to each officer of the Depositor who has signed the Registration Statement and to each person, if any, who controls the Depositor within the meaning of the Act.

     9.   Defaults of Underwriters.  If any Underwriter or
          ------------------------
Underwriters default in their obligations to purchase the Offered Notes hereunder on the Closing Date and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Depositor, except as provided in Section 11. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     10.  No Bankruptcy Petition.  Each Underwriter covenants and
          ----------------------
agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Depositor or by a trust for which the Depositor was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law.

     11.  Survival of Representations and Obligations.  The
          -------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Depositor or the Company or any of their officers, and each of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Underwriter or the Depositor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Notes. If for any reason the purchase of the Offered Notes by the Underwriters is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Depositor pursuant to Section 6 and the respective obligations of the Depositor and the Underwriters pursuant to Section 9 shall remain in effect. If for any reason the purchase of the Offered Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (ii), (iv) and (v) of Section 7(d)), the Depositor will reimburse any Underwriter, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Notes. Nothing contained in this Section 11 shall limit the recourse of the Depositor against the Underwriters.

     12.  Notices.  All communications hereunder will be in writing
          -------
and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at ____________________________________________, Attention:
______________________; if sent to the Depositor, will be mailed, delivered or telegraphed, and confirmed to it at Financial Asset Securities Corp., ________________________________________,
provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

     13.  Successors.  This Agreement will inure to the benefit of
          ----------
and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligations hereunder.

     14.  Representation of Underwriters.  You will act for the
          ------------------------------
several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

     15.  Counterparts.  This Agreement may be executed in any
          ------------
number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     16.  Applicable Law.  This Agreement will be governed by, and
          --------------
construed in accordance with, the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Depositor and the several Underwriters in accordance with its terms.


                              Very truly yours,

                              FINANCIAL ASSET SECURITIES CORP.



                              By: _______________________________
                                  Name:
                                  Title:



The foregoing Note Underwriting Agreement is hereby confirmed and accepted as of the date first written above:

__________________________________________,
as Representative of the Several Underwriters



By: _______________________________________
    Name:
    Title:

                                                                   SCHEDULE I

                               CLASS A-1 NOTES

                                                          PRINCIPAL AMOUNT OF
CLASS A-1 NOTE UNDERWRITERS                               THE CLASS A-1 NOTES
- ---------------------------                               -------------------





                         Total  . . . . . . . . . . . .  $___________________







                               CLASS A-2 NOTES

                                                          PRINCIPAL AMOUNT OF
CLASS A-2 NOTE UNDERWRITERS                               THE CLASS A-2 NOTES
- ---------------------------                               -------------------





                                   Total  . . . . . . . $____________________